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        NationsBank
        101 South Tryon Street, NC1-002-31-31
        Charlotte, NC 28255

[NATIONSBANK logo]

                                               November 12, 1996

BELDING HEMINWAY COMPANY, INC.
1430 Broadway
New York, New York 10018

        RE:  CREDIT AGREEMENT

Gentlemen:

Reference is made to that certain Credit Agreement dated as of October 29, 1996, by and among Belding Heminway Company, Inc. (the "Borrower"), the banks listed on the signature pages thereto (the "Banks"), and NationsBank, N.A. as agent (the "Agent") for the Banks, as amended from time to time (as amended, the "Credit Agreement"), pursuant to which the Banks have made available to the Borrower certain term loans, revolving loans and letters of credit. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

Section 2.15(e) of the Credit Agreement establishes the requirement for the Borrower to pay to the Banks certain continuation fees (the "Term Loan Continuation Fees") in the event that Term Loans remain outstanding as of particular measurement dates. By this letter agreement, the Borrower, the Banks and the Agent hereby agree to modify section 2.15(e) to read in its entirety as follows:

               (e) Term Loan Continuation Fees. In the event that either (1) the Term Loans remain outstanding on March 31, 1997 or (2) an Event of Default occurs under section 6.01 hereof, then the Borrower shall pay to the Banks, in a lump sum, a fee in the amount of $2,500,000.00 (the "Continuation Fees"). Such fees shall be allocated among the Banks pro rata according to their respective Commitment Percentages. Such fees shall be due and payable on the fifth Business Day following the earlier of March 31, 1997 or the date of the occurrence of such Event of Default. Notwithstanding the foregoing, in the event that no Term Loans remain outstanding on March 31, 1997 or any time thereafter, and no Event of Default has occurred, the Borrower shall have not obligation to pay such Continuation Fees to the Banks or any part thereof.

In consideration of the Banks' and the Agent's agreeing to amend section 2.15(e) of the Credit Agreement, the Borrower shall pay to the Agent, for the ratable benefit of the Banks according to their Commitment Percentages, an amendment fee of $250,000.00. The amendment of section 2.15(e) shall be effective as of the date that the Borrower pays such amendment fee to the Agent for the benefit of the Banks. The Borrower acknowledges that the amendment of section 2.15(e) as set forth herein provides it valuable and immediate consideration and to the extent that either of the conditions precedent to the payment of the Continuation Fees occurs, such Continuation Fees shall have been fully earned by the Banks.


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BELDING HEMINWAY COMPANY, INC.
November 12, 1996
Page 2

This letter agreement has been executed by each of the Agent, the Banks, the Borrower and the parties to the various Subsidiaries Guarantees, each acknowledging their consent and agreement to the terms of this letter agreement.

                                       Sincerely,

                                       NATIONSBANK, N.A. individually as
                                       a Bank and as the Agent


                                       By:  S/ James T. Gilland
                                           _____________________________________

                                       Title: Senior V.P.
                                              __________________________________

                                       FLEET BANK


                                       By: S/ Alex Sade
                                           _____________________________________

                                       Title: Senior V.P.
                                              __________________________________

                                       THE BANK OF NEW YORK


                                       By: S/ Ronald Reedy
                                           _____________________________________

                                       Title: V. P.
                                              __________________________________

                                       THE DAIWA BANK, LIMITED


                                       By: S/ Jun Okuda
                                           _____________________________________

                                       Title: Attorney-In-Fact
                                              __________________________________

                                       BELDING HEMINWAY COMPANY, INC.


                                       By: S/ Edward F. Cooke
                                           _____________________________________

                                       Title: V.P.
                                              __________________________________

                             [Signatures Continued]



                                  PAGE 17 OF 18



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BELDING HEMINWAY COMPANY, INC.
November 12, 1996
Page 3


                                       BLUMENTHAL/LANSING COMPANY
                                       BELDING REAL ESTATE CORPORATION
                                       CORTICELLI REAL ESTATE CORP.
                                       THE HEMINWAY & BARTLETT
                                         MANUFACTURING CO.
                                       DANFIELD THREADS, INC.
                                       BRIDGE REALTY CO.


                                       By: S/ Edward F. Cooke
                                           _____________________________________

                                       Title: V.P.
                                              __________________________________







                                  PAGE 18 OF 18




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